Fees Summary	Oct. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 287,528,750.00
Previously Paid Amount	0.00
Total Fee Amount	39,707.72
Total Offset Amount	0.00
Net Fee	$ 39,707.72
Final Prospectus	false